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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):               October 22, 2003

                             HEALTH CARE REIT, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                     1-8923             34-1096634
    (State or other jurisdiction of     (Commission File     (I.R.S. Employer
     incorporation or organization)          Number)      Identification Number)

 One SeaGate, Suite 1500, Toledo, Ohio                             43604
(Address of principal executive office)                         (Zip Code)

                                 (419) 247-2800
              (Registrant's telephone number, including area code)

      ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2003, Health Care REIT, Inc. issued a press release that announced operating results of its third quarter ended September 30, 2003. The press release is posted on the Company's Web site (www.hcreit.com) under the heading Press Releases. A copy of the press release has been furnished as
Exhibit 99.1 to this Current Report.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             HEALTH CARE REIT, INC.

                                             By: /s/ GEORGE L. CHAPMAN
                                                 --------------------------
                                                 George L. Chapman
                                                 Chairman of the Board and
                                                 Chief Executive Officer

Date:  October 22, 2003


                                  EXHIBIT INDEX

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
                       DESIGNATION
                      NUMBER UNDER
EXHIBIT NO.    ITEM 601 OF REGULATION S-K               DESCRIPTION
-----------  ----------------------------               -----------
   99.1                    99               Press release dated October 22, 2003
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